EXHIBIT 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of QLT Inc. (the “Company”), on Form 10-Q for the quarterly period ended March 31, 2016 as filed with the Securities and Exchange Commission (the “Report”) on the date hereof, I, W. Glen Ibbott, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2016

/s/ W. Glen Ibbott
W. Glen Ibbott
Chief Financial Officer
(Principal Financial and Accounting Officer)